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2 Forward-Looking Statement The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Michael C. Rechin President and Chief Executive Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Earnings & Growth • $10 Million Net Income Available to Common Stockholders • 3.97% 3rd Quarter Net Interest Margin • $89.1 Million YOY Loan Growth, Approximately 3.1% • Credit-Related Costs Decline Reflecting Continued Loan Quality Improvement Progressing to Near-Term Completion of CFS Bancorp, Inc. Acquisition • $1.1 Billion in Assets • Operates 20 Banking Centers in Northwest Indiana and Northeast Illinois • Requires Regulatory and Shareholder Approval • Accretive to EPS in 2014 • Advanced Look at CFS Asset Quality Consistent with Earlier Evaluations 4 2013 Performance Highlights THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Mark K. Hardwick Executive Vice President and Chief Financial Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

6 Total Assets 2011 2012 Q1-’13 Q2-’13 Q3-’13 1. Investments $ 946 $ 874 $ 870 $ 909 $ 914 2. Loans Held for Sale 18 22 27 15 5 3. Loans 2,713 2,902 2,880 2,920 2,926 4. Allowance (71) (69) (69) (68) (66) 5. CD&I & Goodwill 150 150 149 149 148 6. BOLI 124 125 126 127 127 7. Other 293 301 270 286 272 8. Total Assets $4,173 $4,305 $ 4,253 $4,338 $4,326 ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

7 Commercial & Industrial Loans 22.3% Commercial Real Estate Owner- Occupied 14.6% Commercial Real Estate Non-Owner Occupied 23.9%Construction, Land & Land Development 5.1% Agricultural Land 4.6% Agricultural Production 3.4% Other Non-Consumer 1.1% Residential Mortgage 15.6% Home Equity 7.1% Other Consumer 2.3% Loan and Yield Detail (as of 9/30/2013) QTD Yield = 4.52% YTD Yield = 4.78% Total = $2.9B THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Mortgage- Backed Securities 33% Collateralized Mortgage Obligations 30% Corporate Obligations 4% Tax-Exempt Municipals 33% 8 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® • $914 Million Balance • Average duration – 4.5 years • Tax equivalent yield of 3.81% • Net unrealized gain of $9.2 million Investment Portfolio (as of 9/30/2013)

9 2011 2012 Q1-’13 Q2-’13 Q3-’13 1. Customer Non-Maturity Deposits $2,196 $2,479 $2,482 $2,565 $2,548 2. Customer Time Deposits 816 739 706 655 613 3. Brokered Deposits 123 128 123 113 95 4. Borrowings 378 260 260 316 417 5. Other Liabilities 34 39 37 43 33 6. Hybrid Capital 111 107 107 107 107 7. Preferred Stock (SBLF) 91 91 68 68 34 8. Common Equity 424 462 470 471 479 9. Total Liabilities and Capital $4,173 $4,305 $4,253 $4,338 $4,326 Total Liabilities and Capital ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

10 Demand Deposits 49% Savings Deposits 29% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 13% Brokered Deposits 3% QTD Cost = .35% YTD Cost = .40% Total = $3.3B Deposits and Cost of Funds Detail (as of 09/30/2013) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

11 2011 2012 Q1-’13 Q2-’13 Q3-’13 1. Total Risk-Based Capital Ratio 16.54% 16.34% 15.91% 15.69% 14.96% 2. Tier 1 Risk-Based Capital Ratio 13.92% 14.15% 14.03% 13.83% 13.10% 3. Leverage Ratio 10.17% 11.03% 11.00% 11.02% 10.54% 4. Tier 1 Common Risk- Based Capital Ratio 8.83% 9.62% 10.20% 10.13% 10.42% 5. TCE/TCA 6.84% 7.55% 7.88% 7.74% 7.97% Capital Ratios ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

12 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® Q3 - '11 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Q3 - '13 Net Interest Income - FTE ($millions) $ 37.3 $ 37.6 $ 37.6 $ 39.5 $ 41.3 $ 39.7 $ 40.8 $ 38.1 $ 38.6 Tax Equivalent Yield on Earning Assets 5.01% 4.83% 4.74% 4.75% 4.89% 4.58% 4.70% 4.29% 4.35% Cost of Supporting Liabilities 0.99% 0.84% 0.78% 0.64% 0.57% 0.48% 0.45% 0.41% 0.38% Net Interest Margin 4.02% 3.99% 3.96% 4.11% 4.32% 4.10% 4.25% 3.88% 3.97% 3.96% 4.04% 4.04% 3.97% 3.90% 3.84% 3.93% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $35 $36 $37 $38 $39 $40 $41 $42 Q3 - '11 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Q3 - '13 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted 1 1Adjusted for Fair Market Value Accretion

13 2011 2012 Q1-’13 Q2-’13 Q3-’13 1. Service Charges on Deposit Accounts $12.0 $11.6 $ 2.7 $ 2.9 $ 3.1 2. Trust Fees 7.7 7.9 2.1 2.3 2.0 3. Insurance Commission Income 5.7 6.2 2.2 1.7 1.6 4. Electronic Card Fees 6.5 7.3 1.8 1.8 1.8 5. Cash Surrender Value of Life Ins 2.6 3.4 0.7 0.6 0.6 6. Gains on Sales Mortgage Loans 7.4 10.6 2.4 2.5 1.7 7. Securities Gains/Losses 2.0 2.4 0.2 0.2 – 8. Gain on FDIC Transaction – 9.1 – – – 9. Other 5.2 5.8 1.8 2.1 1.0 10. Total $49.1 $64.3 $13.9 $14.1 $11.8 11. Adjusted Non-Interest Income1 $47.1 $52.8 $13.7 $13.9 $11.8 1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

14 Non-Interest Expense 2011 2012 Q1-’13 Q2-’13 Q3-’13 1. Salary & Benefits $ 74.7 $ 79.4 $20.8 $20.5 $20.6 2. Premises & Equipment 16.9 17.4 4.4 4.0 4.3 3. Core Deposit Intangible 3.5 1.9 0.4 0.4 0.4 4. Professional Services 2.2 2.3 0.6 0.6 0.7 5. OREO/Credit-Related Expense 10.6 8.2 1.9 1.5 1.6 6. FDIC Expense 5.5 3.5 0.7 0.7 0.7 7. Outside Data Processing 5.7 5.7 1.5 1.4 1.5 8. Marketing 2.0 2.2 0.5 0.5 0.6 9. Other 14.8 16.5 3.9 4.1 3.8 10. Non-Interest Expense $135.9 $137.1 $34.7 $33.7 $34.2 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

15 2011 2012 Q1-’13 Q2-’13 Q3-’13 1. Net Interest Income-FTE1 $149.1 $153.5 $ 40.0 $ 37.7 $ 38.2 2. Non Interest Income2 47.1 52.8 13.7 13.9 11.8 3. Non Interest Expense (135.9) (137.1) (34.7) (33.7) (34.2) 4. Pre-Tax Pre-Provision Earnings $ 60.3 $ 69.2 $ 19.0 $17.9 $15.8 5. Provision (22.6) (18.5) (2.1) (2.0) (1.5) 6. Adjustments1, 2 2.0 16.1 1.0 0.6 0.4 7. Taxes – FTE (14.4) (21.7) (6.0) (5.6) (4.3) 8. Gain/(Loss) on CPP/Trust Preferred (12.3) − − – – 9. Preferred Stock Dividend (4.0) (4.5) (0.9) (0.9) (0.4) 10. Net Income Avail. for Distribution $ 9.0 $ 40.6 $ 11.0 $ 10.0 $ 10.0 11. EPS $ 0.34 $ 1.41 $ 0.38 $ 0.34 $ 0.35 1Adjusted for Fair Market Value Accretion 2Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Earnings THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

16 Earnings Per Share 2011 Q1 Q2 Q3 Q4 Total 1. Reported $ .17 $ .18 ($ .25) $ .24 $ .34 2. Adjusted $ .17 $ .18 $ .211 $ .24 $ .80 2012 Q1 Q2 Q3 Q4 Total 1. Reported $ .46 $ .28 $ .35 $ .32 $1.41 2. Adjusted2 $ .25 $ .26 $ .29 $ .29 $1.09 2013 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .34 $ .35 $ – $ 1.07 2. Adjusted2 $ .36 $ .33 $ .34 $ – $ 1.03 1Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes (Line 8 on slide 15) 2Adjusted for gain on FDIC-Modified Whole-Bank Transaction and Fair Market Value Accretion THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

John J. Martin Executive Vice President and Chief Credit Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

18 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2011 2012 Q1-'13 Q2-'13 Q3-'13 % Change Linked Qtr. 1. Non-Accrual Loans 69.6$ 53.4$ 46.8$ 39.0$ 35.0$ (10.3%) 2. Other Real Estate 16.3$ 13.3$ 13.1$ 11.8$ 12.1$ 2.5% 3. Renegotiated Loans 14.3$ 12.7$ 5.4$ 4.4$ 3.3$ (25.0%) 4. 90+ Days Delinquent Loans 0.6$ 2.0$ 1.0$ 1.1$ 0.8$ (27.3%) 5. Specific Reserves 7.6$ 4.2$ 3.6$ 4.5$ 1.5$ (66.7%) 6. Allowance for Loan and Lease Losses 70.9$ 69.4$ 68.5$ 68.2$ 66.2$ (2.9%) 7. ALLL/Non-Accrual Loans 101.9% 129.9% 146.6% 175.0% 189.3% 8. Classified Assets 227.2$ 184.4$ 172.7$ 148.5$ 134.7$ (9.3%) 9. Criticized Assets (includes Classified) 319.2$ 250.2$ 242.7$ 225.9$ 198.1$ (12.3%)

19 Net Charge-Offs, Provision & Allowance THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® Decline in Non-Accrual Loans continues. Non-accruals at 1.2% of Total Loans. Allowance to loans at 2.26% YTD Net Charge-offs of $8.77 Million and YTD Provision Expense of $5.63 Million $57.0 $53.4 $46.8 $39.0 $35.0 121.9% 129.9% 146.6% 175.0% 189.3% 50% 70% 90% 110% 130% 150% 170% 190% 210% $25 $35 $45 $55 $65 $75 $85 $95 $105 $115 Q3-'12 Q4-'12 Q1-'13 Q2-'13 Q3-'13 ALLL Non-Accrual Loans ALLL % of Non-Accrual Loans 2011 2012 Q1-'13 Q2-'13 Q3-'13 $34.7 $20.1 $2.9 $2.3 $3.5 $22.6 $18.5 $2.1 $2.0 $1.5 $70.9 $69.4 $68.5 $68.2 $66.2 Net Charge-Offs Provision Expense Allowance for Loan Losses

20 Non-Performing Asset Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) Q4-'12 Q1-'13 Q2-'13 Q3-'13 1. Beginning Balance NPA's & 90+ Days Delinquent $79.6 $81.4 $66.3 $56.2 Non-Accrual 2. Add: New Non-Accruals 6.8 6.9 4.2 7.7 3. Less: To Accrual/Payoff/Renegotiated (3.2) (3.7) (5.7) (4.0) 4. Less: To OREO (1.6) (3.2) (1.4) (2.0) 5. Less: Charge-offs (5.6) (6.6) (4.9) (5.7) 6. Increase / (Decrease): Non-Accrual Loans (3.6) (6.6) (7.8) (4.0) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.6 3.2 1.4 2.0 8. Less: ORE Sold (1.4) (2.3) (2.3) (0.9) 9. Less: ORE Losses (write-downs) (0.7) (1.0) (0.5) (0.8) 10. Increase / (Decrease): ORE (0.5) (0.1) (1.4) 0.3 11. Increase / (Decrease): 90+ Days Delinquent 0.1 (1.1) 0.1 (0.2) 12. Incr ase / (Decrease): Restructured Loans 5.8 (7.3) (1.0) (1.1) 13. Total NPA Change 1.8 (15.1) (10.1) (5.0) 14. Ending Balance NPA's & 90+ Days Delinquent $81.4 $66.3 $56.2 $51.2 35.7% decline

21 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2011 2012 Q1-'13 Q2-'13 Q3-'13 $ % 1. Commercial & Industrial 532.5$ 622.6$ 638.0$ 657.8$ 652.3$ (5.5)$ (0.8%) 2. Construction, land and land development 81.8 98.6 75.9 101.9 149.9 48.0 47.1% 3. CRE Non-Owner Occupied 598.1 706.3 722.1 707.3 701.3 (6.0) (0.8%) 4. CRE Owner Occupied 464.7 434.2 434.5 436.3 429.3 (7.0) (1.6%) 5. Agricultural Production 104.5 112.5 104.3 105.2 98.5 (6.7) (6.4%) 6. Agricultural Land 131.4 126.2 123.9 129.2 133.6 4.4 3.4% 7. Residential Mortgage 481.5 473.5 467.6 460.1 452.3 (7.8) (1.7%) 8. H me Equity 191.6 203.5 201.8 203.8 206.8 3.0 1.5% 9. Other Non-Consumer 39.5 46.5 38.1 39.2 31.1 (8.1) (20.7%) 10. Other Consumer 87.8 78.3 73.3 79.3 70.4 (8.9) (11.2%) 11. Loans 2,713.4$ 2,902.2$ 2,879.5$ 2,920.1$ 2,925.5$ 5.4$ 0.2% Change Linked Qtr

Michael C. Rechin President and Chief Executive Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

• Close and Integrate CFS Bancorp Acquisition • Completion of Hybrid Capital Re-Structure Plan • Reshape/Refine Post CFS Acquisition Balance Sheet for Earnings and Asset Quality • Attain Expense Targets Developed within CFS Planning • Achieve Efficiency Gains Throughout FMC 23 FMC Priority Overview “The Strength of Big. The Service of Small.” www.firstmerchants.com ®

24 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. FIRST MERCHANTS and the Shield Logo are registered trademarks of First Merchants Corporation ®